                                                                 EXHIBIT 10.17.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

December 19, 2002

Ikunoshin Kato, Ph.D.
President and Chief Executive Officer
Takara Bio Inc.
Seta 3-4-1, Otsu, Shiga,
520-2193, Japan

         Re:  Amendment No. 1 to Collaboration Agreement

Dear Dr Kato:

         This letter will serve to confirm and memorialize our agreement to amend, in certain respects, that certain Collaboration Agreement, effective as of October 1, 2000 (the "Collaboration Agreement"), by and between Takara Bio Inc. ("Takara") and Lynx Therapeutics, Inc. ("Lynx"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Collaboration Agreement.

With respect to the exclusive license granted to Takara Bio and its Affiliates in Article 2.1 of the Agreement, the parties have agreed as follows:

1. With respect to the exclusive license granted to Takara Bio and its Affiliates in Article 2.1 of the Agreement, the parties have agreed that Article
2.1 shall be amended as follows: The phrase "of five years" in the first sentence of Article 2.1 shall be stricken and the phrase "and extending through and including the date on which the last to expire of the patents listed in Exhibit A expires" shall be inserted following the phrase "the Effective Date of the Agreement" in the second line of Article 2.1. In the last sentence of the current version of Article 2.1, the phrase "[F]rom and after the fifth anniversary of the Effective Date or" and the phrase "whichever occurs sooner" shall be deleted in their entirety. The following sentence shall be added as the last sentence in Article 2.1: "Takara and Lynx will negotiate in good faith to establish Performance Criteria to apply following the fifth anniversary of the Effective Date of the Agreement".

Article 4 of the Collaboration Agreement is hereby deleted in its entirety.

2. Takara is hereby granted, effective from the date on which this amendment letter is executed by the last party hereto, a royalty-bearing nonexclusive license under Patent Rights, Lynx Know-How, and Lynx Software, without the right to sublicense, to provide MPSS(TM) Services and Megasort(TM) Services to customers in France and Italy. Royalties on the MPSS Services and Megasort Services to customers in France and Italy shall be payable solely in accordance with Article 9.1(a) of the Collaboration License and no other fees or royalties, including without limitation, upfront payments or minimum royalties, shall be payable with respect thereto.

3. With respect to Megaclone(TM) technology as defined in Article 1.9, the parties have agreed that Takara may modify the process to allow for attaching genomic DNA to microbeads. Accordingly, the parties agree to:

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                           (i) delete the last sentence of Article 1.9 and
                                    insert in its stead:

                                    "Takara may use Megaclone technology to
                                    attach genomic DNA fragments to microbeads for the sole purpose of gene expression analysis, and not for any other purpose"; and

                           (ii) to delete Article 3.1 in its entirety; the
                                    subsequent sub-articles of Article 3 shall be re-numbered accordingly.

4. With respect to Consideration for Exclusive Access to Lynx Technology as set forth in Article 8.1, and subject to paragraph 6 below, Takara Bio agrees to accelerate its payment of the remaining technology access fees otherwise payable in accordance with Article 8.1(b) as follows:

         a.) The 2003 technology access fee payment in the amount of [ * ] shall be made by bank wire transfer on or before December 24, 2002 or such other date before December 31, 2002 as Takara Bio may reasonably request;

         b.) The 2004 technology access payment will be made on [ * ] or such other date in 2003 as Takara Bio may reasonably request; and.

         c.) The 2005 technology access payment will be made on [ * ] or such other date in 2004 as Takara Bio may reasonably request.

5. With respect to equity investments otherwise required to be made by Takara Bio in accordance with Article 10.1 of the Collaboration Agreement, and subject to paragraph 6 below, Takara Bio agrees to accelerate its purchase of shares as follows:

         a) The 2003 equity investment shall be made by bank wire transfer on or before December 24, 2002 or such other date before December 31, 2002 as Takara Bio may reasonably request;

         b) The 2004 equity investment shall be made on [ * ] or such other date in 2003 as Takara Bio may reasonably request; and.

         c) The 2005 equity investment payment shall be made on [ * ] or such other date in 2004 as Takara Bio may reasonable request.

6. Notwithstanding the following provisions, Takara's obligations with respect to the obligations in item 4 (acceleration of payment of technology access fees) and item 5 (acceleration of performance of equity investment) shall, in each year, be subject to the following conditions:

         (i) delivery by Lynx to Takara of an opinion of counsel indicating that, as of the date upon which Takara is to make the accelerated payment of the technology access fee or equity investment, as the case may be, Lynx is not, to the knowledge of such counsel, the subject of a petition for bankruptcy, any corporate insolvency reorganization proceeding, any corporate liquidation, special liquidation or rehabilitation proceeding or any similar special arbitration or other proceeding; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

         (ii) an officer's certificate from a senior executive of Lynx representing and warranting that to the best of executive's knowledge, as of the date of the accelerated payment of the technology access fee or equity investment, that (x) Lynx estimates that it will have sufficient working capital to operate its business for a period of [ * ] following the date of the accelerated payment of the technology access fee or equity investment, as the case may be, in substantially the same manner as it was operated on the date of the accelerated payment of the technology access fee or equity investment, (y) Lynx estimates that it will be able to meet all financial obligations as they fall due for a period of [ * ] following the date of the accelerated payment of the technology access or equity investment, as the case may be, without recourse to equity or debt financing or additional capital increases, the sole purpose of which is to meet Lynx' financial obligations, and (z) Lynx has made available to Takara such public financial and business records and documents as Takara has reasonably requested, including, without limitation, a copy of Lynx' most recent audited financial statements.

7. In addition to the agreement changes noted above, Lynx will provide Takara nonexclusive access to the [ * ] Tissue data sets as noted on Exhibit 1A to this document. Takara may use the data to help market MPSS(TM) services allowing customers to access the data, but Takara may not sell the data itself. Takara may also mine the data for genes of its interest and profit from the sales of those genes, provided a royalty arrangement between Takara and Lynx is put in place.

Except as expressly provided herein, the Agreement shall remain in full force and effect.

If the foregoing is consistent with Takara's understanding of our agreement, please execute the enclosed copy of this letter and return it to Lynx.

Very truly yours,

Lynx Therapeutics, Inc.                    Confirmed and Agreed: Takara Bio Inc.

By: /s/ Kevin P. Corcoran                  By: /s/ Ikunoshin Kato
    -----------------------                    -----------------------
Kevin P. Corcoran                          Ikunoshin Kato
President & CEO                            President & CEO
Lynx Therapeutics, Inc.                    Takara Bio Inc.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       4.